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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         November 20,1995
                                                 -------------------------------


                            ANTHONY INDUSTRIES,INC.
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              (Exact name of registrant as specified in charter)

        Delaware                      1-1290                  95-2077125
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(State or other jurisdiction   (Commission file number)      (IRS employer
      of incorporation)                                   identification no.)



4900 South Eastern Avenue, Los Angeles, California             90040
(Address of principal executive offices)                    (Zip code)

Registrant's telephone number, including area code       (213) 724-2800
                                                   -----------------------------

                                Not applicable
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        (Former name of former address, if changed since last reported)
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ITEM 5. OTHER EVENTS.

          On November 20, 1995, the Board of Directors of Anthony Industries, Inc. (the "Company") amended the Bylaws of the Company to require advance notice by any stockholder who desires to present a proposal for consideration at a meeting of stockholders or who desires to nominate a person for election as a director. The Bylaws of the Company, as amended, have been made an exhibit to this Form 8-K, and are incorporated herein by reference.


Item 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)  Exhibits:

            3.1  Bylaws of the Company.



SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   December 8, 1995

                                       ANTHONY INDUSTRIES, INC.

                                       By: /s/ JOHN J. RANGEL
                                           ------------------
                                           John J. Rangel
                                           Senior Vice President--Finance